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                                                                    Exhibit 23.2


                       [LETTERHEAD OF PRICE WATERHOUSE]


CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 2 to Form S-1 of our report dated 11 July 1996, relating to the financial statements of Howmet Limited, which appears in such Prospectus.


/s/ Price Waterhouse
PRICE WATERHOUSE


Bristol, United Kingdom
10 November 1997